Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

SGH REPORTS THIRD QUARTER FISCAL 2022 FINANCIAL RESULTS
9th Consecutive Quarter of Year-over-Year Revenue Growth
Signed Definitive Agreement to Acquire Stratus Technologies to Expand High-Availability,
Fault-Tolerant Solutions for Data Center and Edge Markets

Milpitas, Calif. – June 29, 2022 – SMART Global Holdings, Inc. ("SGH" or the "Company") (NASDAQ: SGH) today reported financial results for the third quarter of fiscal 2022. Per share measures for all periods reflect the effect of the February 2022 two-for-one share split.

Third Quarter Fiscal 2022 Highlights

•Announced entry into a definitive agreement to acquire Stratus Technologies
(see separate press release issued on June 29, 2022 for details)
•Net sales of $463 million, up 6% versus the year-ago quarter
•GAAP gross margin of 24.7%, up 540 basis points versus the year-ago quarter
•Non-GAAP gross margin of 25.7%, up 380 basis points versus the year-ago quarter
•GAAP EPS of $0.44 versus GAAP loss per share of $(0.15) in the year-ago quarter
•Non-GAAP EPS of $0.87, up 24% versus the year-ago quarter
•Repurchased ~450 thousand shares for $10.2 million in cash

YTD Fiscal 2022 Highlights

•Net sales of $1.38 billion, up 34% versus the year-ago period
•GAAP gross margin of 25.3%, up 690 basis points versus the year-ago period
•Non-GAAP gross margin of 26.3%, up 610 basis points versus the year-ago period
•GAAP EPS of $0.84 versus GAAP EPS of $0.01 for the year-ago period
•Non-GAAP EPS of $2.81, up 85% versus the year-ago period

"I am extremely proud of our team’s execution in Q3 in the midst of the macro-economic headwinds that all companies are facing," commented CEO Mark Adams. "We achieved strong financial results, with our ninth consecutive quarter of year-over-year revenue growth, coupled with strong gross margins and EPS, both of which exceeded our third quarter guidance."

The Company also announced its entry into a definitive agreement to acquire Stratus Technologies, a leader in high-availability, fault-tolerant systems and software in the data center and at the Edge.

"Today, we are taking another important step in our transformation with the announcement of our entry into a definitive agreement to acquire Stratus Technologies, a global leader in simplified, protected, and autonomous computing solutions in the data center and at the Edge," continued Mr. Adams. "Following the close of the transaction, expected to occur in the second half of calendar 2022, Stratus will operate as part of SGH’s Intelligent Platform Solutions (IPS) business line. We are excited to welcome the Stratus team to SGH as we continue to expand our capabilities with their high-availability, fault-tolerant computing platforms, software and services."

Quarterly Financial Results

	GAAP (1)			Non-GAAP (2)
(in millions, except per share amounts)	Q3 FY22	Q2 FY22	Q3 FY21	Q3 FY22	Q2 FY22	Q3 FY21
Net sales	$462.5	$449.2	$437.7	$462.5	$449.2	$437.7
Gross profit	114.5	112.7	84.5	118.9	116.9	95.7
Operating income	35.3	16.8	2.9	54.3	57.4	43.3
Net income (loss) attributable to SGH	24.1	2.5	(7.2)	45.9	47.6	35.5
Diluted earnings (loss) per share (3)	$0.44	$0.04	$(0.15)	$0.87	$0.87	$0.70
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding our use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures is included within this press release.
(3)Diluted earnings (loss) per share reflect the impact of the share dividend paid in February 2022.

Business Outlook

As of June 29, 2022, SGH is providing the following financial outlook for its fourth quarter of fiscal 2022:

	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	$420 to $460 million	—		$420 to $460 million
Gross margin	22.5% to 24.5%	1%	(A)	23.5% to 25.5%
Diluted earnings per share	$0.22 +/- $.10	$0.43	(A)(B)(C)	$0.65 +/- $.10
Diluted shares	55 million	(2) million		53 million

Non-GAAP adjustments: (in millions)
(A) Share-based compensation and amortization of acquisition-related intangibles included in cost of sales	$5
(B) Share-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	12
(C) Amortization of debt discount and other costs	5
$22

Third Quarter Fiscal 2022 Earnings Conference Call and Webcast Details

SGH will hold a conference call and webcast to discuss the Q3 fiscal 2022 results and related matters at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) on Wednesday, June 29, 2022. Interested parties may access the call by dialing +1-844-200-6205 in the U.S. or +1-929-526-1599 from international locations using access code 421527. The webcast link is located on the SGH Investor Relations section of our website at https://sghcorp.com. We will also post the presentation to our website prior to the call.

Shortly after the conclusion of the conference call, a replay of the audio webcast will be available on the SGH Investor Relations website for approximately seven days.

Use of Forward-Looking Statements

This press release contains, and statements made during the above-referenced conference call will contain, "forward-looking statements," including, among other things, statements regarding future events and the future financial performance of SGH (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SGH's industries and markets. These forward-looking statements are based on current expectations and preliminary assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside SGH's control, including, among others: inability to obtain or delays in obtaining all regulatory approvals and otherwise completing all steps required to close on the acquisition of Stratus; issues, delays or complications in completing the acquisition of Stratus; global business and economic conditions and growth trends in technology industries, our customer markets and various geographic regions; uncertainties in the geopolitical environment; disruptions in our operations or our supply chain as a result of COVID-19 pandemic or otherwise; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products and additional capacity; acquisitions of companies or technologies, the failure to successfully integrate and operate them, or customers' negative reactions to them; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products; slowing or contraction of growth in the memory market in Brazil; reduction in or termination of incentives for local manufacturing in Brazil; changes to applicable tax regimes or rates; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; and other factors and risks detailed in SGH's filings with the U.S. Securities and Exchange Commission, which include SGH's most recent reports on Form 8-K, Form 10-K and Form 10-Q, including SGH's future filings.

Such factors and risks as outlined above and in such filings do not constitute all factors and risks that could cause actual results of SGH to be materially different from our forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of today, and SGH does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

SGH management uses non-GAAP measures to supplement SGH's financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans, and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company's past and future operating performance. These non-GAAP measures exclude certain items, such as share-based compensation expense, amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships, trademarks/trade names and backlog acquired in connection with business combinations), acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, changes in the fair value of contingent consideration, (gains) losses from changes in currency exchange rates, COVID-19 expenses, amortization of debt discount and other costs and other infrequent or unusual items. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies is reflected in our non-GAAP measures and these intangible assets contribute to revenue generation. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company's core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, changes in the fair value of contingent consideration, COVID-19 expenses and other infrequent or unusual items.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about our financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used in, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the "Reconciliation of GAAP to Non-GAAP Measures" tables below.

About SMART Global Holdings – SGH

At SGH, our companies are united by a drive to raise the bar, execute with discipline and focus on what's next for the technologies that support and advance the world. Across computing, memory and LED lighting solutions, we build long-term strategic partnerships with our customers.

Backed by a proven leadership team, we operate with excellence around the globe while unlocking new avenues of growth for our business and industry.

Learn more about us at SGHcorp.com.

SMART Global Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	May 27, 2022	Feb 25, 2022	May 28, 2021	May 27, 2022	May 28, 2021
Net sales:
Memory Solutions	$265,850	$260,081	$240,116	$765,332	$684,537
Intelligent Platform Solutions	95,345	82,257	95,857	296,256	247,141
LED Solutions	101,345	106,833	101,755	320,067	101,755
Total net sales	462,540	449,171	437,728	1,381,655	1,033,433
Cost of sales	348,077	336,458	353,241	1,032,278	842,847
Gross profit	114,463	112,713	84,487	349,377	190,586

Operating expenses:
Research and development	20,298	18,794	16,718	56,749	32,534
Selling, general and administrative	58,732	53,114	48,475	164,396	118,195
Change in fair value of contingent consideration	124	24,000	16,400	41,324	16,400
Total operating expenses	79,154	95,908	81,593	262,469	167,129
Operating income	35,309	16,805	2,894	86,908	23,457

Non-operating (income) expense:
Interest expense, net	5,110	4,462	5,049	14,678	12,568
Other non-operating (income) expense	550	1,785	489	3,570	1,187
Total non-operating (income) expense	5,660	6,247	5,538	18,248	13,755
Income (loss) before taxes	29,649	10,558	(2,644)	68,660	9,702

Income tax provision	5,154	7,586	4,010	20,495	8,485
Net income (loss)	24,495	2,972	(6,654)	48,165	1,217
Net income attributable to noncontrolling interest	382	514	557	1,567	557
Net income (loss) attributable to SGH	$24,113	$2,458	$(7,211)	$46,598	$660

Earnings (loss) per share:
Basic	$0.48	$0.05	$(0.15)	$0.94	$0.01
Diluted	$0.44	$0.04	$(0.15)	$0.84	$0.01

Shares used in per share calculations:
Basic	50,095	49,522	48,071	49,543	48,542
Diluted	54,998	57,636	48,071	55,756	51,167

Earnings per share and shares used in per share calculations reflect the impact of the share dividend.

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands)

	Three Months Ended			Nine Months Ended
	May 27, 2022	Feb 25, 2022	May 28, 2021	May 27, 2022	May 28, 2021
GAAP gross profit	$114,463	$112,713	$84,487	$349,377	$190,586
Share-based compensation expense	1,724	1,648	1,166	5,103	2,807
Amortization of acquisition-related intangibles	2,696	2,582	2,937	8,374	4,231
Flow-through of inventory step up	—	—	7,090	—	7,090
Out of period import tax expense	—	—	—	—	4,345
Non-GAAP gross profit	$118,883	$116,943	$95,680	$362,854	$209,059

GAAP operating expenses	$79,154	$95,908	$81,593	$262,469	$167,129
Share-based compensation expense	(8,823)	(8,325)	(7,215)	(25,192)	(22,060)
Amortization of acquisition-related intangibles	(3,247)	(3,247)	(3,247)	(9,741)	(8,780)
Change in fair value of contingent consideration	(124)	(24,000)	(16,400)	(41,324)	(16,400)
Other	(2,349)	(828)	(2,356)	(4,215)	(5,037)
Non-GAAP operating expenses	$64,611	$59,508	$52,375	$181,997	$114,852

GAAP operating income	$35,309	$16,805	$2,894	$86,908	$23,457
Share-based compensation expense	10,547	9,973	8,381	30,295	24,867
Amortization of acquisition-related intangibles	5,943	5,829	6,184	18,115	13,011
Flow-through of inventory step up	—	—	7,090	—	7,090
Change in fair value of contingent consideration	124	24,000	16,400	41,324	16,400
Out of period import tax expense	—	—	—	—	4,345
Other	2,349	828	2,356	4,215	5,037
Non-GAAP operating income	$54,272	$57,435	$43,305	$180,857	$94,207

GAAP net income (loss) attributable to SGH	$24,113	$2,458	$(7,211)	$46,598	$660
Share-based compensation expense	10,547	9,973	8,381	30,295	24,867
Amortization of acquisition-related intangibles	5,943	5,829	6,184	18,115	13,011
Flow-through of inventory step up	—	—	7,090	—	7,090
Change in fair value of contingent consideration	124	24,000	16,400	41,324	16,400
Out of period import tax expense	—	—	—	—	3,358
Amortization of debt discount and other costs	2,705	2,296	2,088	7,211	6,247
Foreign currency (gains) losses	641	1,408	994	3,516	1,195
Other	2,349	1,481	2,356	4,868	5,037
Estimated tax effects of non-GAAP adjustments	(513)	126	(768)	(2,139)	(788)
Non-GAAP net income attributable to SGH	$45,909	$47,571	$35,514	$149,788	$77,077

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	May 27, 2022	Feb 25, 2022	May 28, 2021	May 27, 2022	May 28, 2021
Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	54,998	57,636	48,071	55,756	51,167
Adjustment for capped calls	(2,063)	(2,759)	2,961	(2,468)	(618)
Non-GAAP weighted-average shares outstanding	52,935	54,877	51,032	53,288	50,549

Diluted earnings (loss) per share:
GAAP diluted earnings (loss) per share	$0.44	$0.04	$(0.15)	$0.84	$0.01
Effect of above adjustments	0.43	0.83	0.85	1.97	1.51
Non-GAAP diluted earnings per share	$0.87	$0.87	$0.70	$2.81	$1.52

Net income (loss) attributable to SGH	$24,113	$2,458	$(7,211)	$46,598	$660
Interest expense, net	5,110	4,462	5,049	14,678	12,568
Income tax provision	5,154	7,586	4,010	20,495	8,485
Depreciation expense and amortization of intangible assets	16,571	16,077	15,308	48,461	32,468
Share-based compensation expense	10,547	9,973	8,381	30,295	24,867
Flow-through of inventory step up	—	—	7,090	—	7,090
Change in fair value of contingent consideration	124	24,000	16,400	41,324	16,400
Out of period import tax expense	—	—	—	—	4,345
Other	2,349	1,481	2,356	4,868	5,037
Adjusted EBITDA	$63,968	$66,037	$51,383	$206,719	$111,920

Weighted average shares outstanding and diluted earnings per share reflect the impact of the share dividend.

SMART Global Holdings, Inc.
Consolidated Balance Sheets
(In thousands)

As of	May 27, 2022	August 27, 2021
Assets
Cash and cash equivalents	$387,326	$222,986
Accounts receivable, net	357,457	313,393
Inventories	365,258	363,601
Other current assets	57,525	50,838
Total current assets	1,167,566	950,818
Property and equipment, net	159,111	156,266
Operating lease right-of-use assets	43,524	40,869
Intangible assets, net	83,219	101,073
Goodwill	75,043	74,255
Other noncurrent assets	25,589	21,517
Total assets	$1,554,052	$1,344,798

Liabilities and Equity
Accounts payable and accrued expenses	$448,012	$484,107
Current debt	8,795	25,354
Other current liabilities	68,089	74,337
Total current liabilities	524,896	583,798
Long-term debt	485,026	340,484
Acquisition-related contingent consideration	101,824	60,500
Noncurrent operating lease liabilities	36,594	32,419
Other noncurrent liabilities	6,643	8,673
Total liabilities	1,154,983	1,025,874

Commitments and contingencies

SMART Global Holdings shareholders’ equity:
Ordinary shares	1,573	1,504
Additional paid-in-capital	437,863	396,120
Retained earnings	231,385	184,787
Treasury shares	(67,345)	(50,545)
Accumulated other comprehensive income (loss)	(210,874)	(221,615)
Total SGH shareholders’ equity	392,602	310,251
Noncontrolling interest in subsidiary	6,467	8,673
Total equity	399,069	318,924
Total liabilities and equity	$1,554,052	$1,344,798

SMART Global Holdings, Inc.
Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended			Nine Months Ended
	May 27, 2022	February 25, 2022	May 28, 2021	May 27, 2022	May 28, 2021
Cash flows from operating activities:
Net income (loss)	$24,495	$2,972	$(6,654)	$48,165	$1,217
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense and amortization of intangible assets	16,571	16,077	15,308	48,461	32,468
Amortization of debt discount and issuance costs	2,706	2,438	2,196	7,476	6,503
Share-based compensation expense	10,547	9,973	8,381	30,295	24,867
Change in fair value of contingent consideration	124	24,000	16,400	41,324	16,400
Amortization of operating lease right-of-use assets	2,708	2,697	2,031	7,953	4,944
Other	(47)	1,533	(493)	1,294	488
Changes in operating assets and liabilities:
Accounts receivable	34,089	(39,526)	(25,537)	(41,490)	(15,455)
Inventories	(26,531)	(13,225)	(38,359)	(116)	(66,493)
Other current assets	(11,084)	6,132	4,963	(5,884)	(14,163)
Accounts payable and accrued expenses	(15,323)	22,105	76,174	(46,969)	122,095
Operating lease liabilities	(2,709)	(2,355)	(1,718)	(7,205)	(4,460)
Deferred income taxes, net	1,168	(656)	(3,354)	721	(3,083)
Net cash provided by operating activities	36,714	32,165	49,338	84,025	105,328

Cash flows from investing activities:
Capital expenditures and deposits on equipment	(9,156)	(7,376)	(5,222)	(29,298)	(40,017)
Acquisition of business, net of cash acquired	—	—	(28,613)	—	(28,613)
Other	(54)	(81)	55	(746)	222
Net cash used for investing activities	(9,210)	(7,457)	(33,780)	(30,044)	(68,408)

Cash flows from financing activities:
Proceeds from debt	—	270,775	—	270,775	11,439
Proceeds from borrowing under line of credit	—	24,000	80,000	84,000	122,500
Proceeds from issuance of ordinary shares	4,389	2,431	7,506	11,849	13,157
Repayments of debt	—	(125,000)	—	(125,000)	—
Repayments of borrowings under line of credit	—	(59,000)	(55,000)	(109,000)	(97,500)
Distribution to noncontrolling interest	—	(3,773)	—	(3,773)	—
Payments to acquire ordinary shares	(13,905)	(230)	(337)	(16,800)	(48,301)
Other	—	(3,840)	—	(3,841)	—
Net cash provided by (used for) financing activities	(9,516)	105,363	32,169	108,210	1,295

Effect of changes in currency exchange rates on cash and cash equivalents	3,570	2,647	1,462	2,149	(34)
Net increase in cash and cash equivalents	21,558	132,718	49,189	164,340	38,181
Cash and cash equivalents at beginning of period	365,768	233,050	139,803	222,986	150,811
Cash and cash equivalents at end of period	$387,326	$365,768	$188,992	$387,326	$188,992

Investor Contact:	PR Contact:
Suzanne Schmidt	Valerie Sassani
Investor Relations	VP of Marketing and Communications
+1-510-360-8596	+1-510-941-8921
ir@sghcorp.com	pr@sghcorp.com